Convertible Notes Receivable	12 Months Ended
Dec. 31, 2019
Convertible Notes Receivable [Abstract]
Convertible Notes Receivable [Text Block]
7.	Convertible Notes Receivable

In September 2019, the Company participated in a private placement to purchase US$410,000, at face value, of secured convertible notes issued by Paramount. Each convertible note has an issue price of US$975 per US$1,000 face amount with a four-year maturity. The Company purchased 410 convertible notes for a total of $0.5 million (US$399,750). The convertible notes bear interest at a rate of 7.5% per annum, payable semi-annually. At any time after the issuance of the convertible notes, the Company can convert all or any portion of the outstanding and unpaid amount into common shares of Paramount at a price of US$1.00 per common share. The Convertible notes receivable are recorded at fair value through profit or loss ("FVTPL").